Exhibit 99.2

 CORPORATE OVERVIEW  Frank Bedu-Addo Ph.D. President & CEO  MAY 2021

 2  Forward-Looking Statements  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated.Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

   3    PDS Biotech’s Versamune®-based immunotherapies promote a powerful in vivo tumor-specific CD8+ killer T-cell response  Generate a strong CD8+ T-cell memory response resulting in long-lasting efficacy  Are versatile and shown to be effective on their own or in combination with other drugs to improve their efficacy  Generate potency without systemic side effects    The most significant barrier to effective immunotherapy has been their inability to promote adequate CD8+ killer T-cell responses in vivo resulting in diminished efficacy  Versamune®-based therapies also:

 PDS Biotech is a clinical stage biotechnology company developing a pipeline of immunotherapies based on the proprietary Versamune® platform  4  NCI-initiated phase 2 HPV-cancer trial surpassed initial efficacy requirement prompting expansion to full enrollmentNovel COVID-19 vaccine being developed in Brazil with consortium partnersMCTI, Brazil to fund COVID-19 vaccine manufacturing scale up and clinical trialsDemonstrated to work with a wide array of oncogenes and viral antigensMultiple composition and application patents valid through mid-2030s  Biopharma developing novel cancer treatments and T-cell-activating vaccine candidates for infectious diseasesThree phase 2 oncology clinical trials in progress to initial data releases in 2021Clinical partnerships with Merck, MD Anderson and National Cancer Inst.~15 employees with headquarters in Florham Park, NJDebt free with approximately $25.0M in cash as of 3/31/21  Pipeline      Versamune® Platform  Corporate Overview

 PDS Biotech’s robust Versamune®-based pipeline is being developed in partnership with the leaders in immuno-oncology and infectious disease  5  Reference: Data on file.  *  *Consortium of PDS Biotech, Farmacore and Blanver. Funding provided by The Ministry of Science, Technology and Innovation of Brazil (MCTI)

 PDS Biotech executive team has demonstrated success in the development and commercialization of leading pharmaceutical products  6    Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development:Abelcet® (Liposome Company/ Elan)PEG-Intron® (Schering-Plough/ Merck)  Frank Bedu-Addo, PhDChief Executive Officer    Co-founder>35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing  Gregory Conn, PhDChief Scientific Officer     >30 years of translational clinical research experienceFormer Director of Clinical Research at National Cancer Institute Center for Cancer Research (Cancer Vaccine Branch)   Lauren V. Wood, MDChief Medical Officer    Senior executive experience with over 20 years of experience in high tech companiesIn-depth experience with M&A transactions, capital markets, business development and investor relations  Seth Van Voorhees, PhDChief Financial Officer

 Introduction to the Versamune® Platform

 Versamune® is designed to induce a robust and targeted anti-tumor response in vivo when administered with a tumor-associated antigen  8  Reference: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536.Smalley Rumfield C et al.. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.    Promotes uptake of vaccine or immunotherapy and entry into lymph nodes  Promotes antigen processing and presentation to T-cells via MHC I and II pathways  Activates Type I Interferon pathway, enabling a powerful anti-tumor killer CD8+ T-cell response    Versamune® + Tumor-associated proteins (antigens)

 Greater quantity and quality of Versamune®-induced killer T-cells may result in unique ability to eradicate HPV-positive tumors after a single dose  9  Induced a >10-fold number of highly potent T-cells and eradication of HPV-positive tumors after a single dose in preclinical studies  Single treatment dose  Results typical of current topclinical-stage HPV cancer vaccines  Tumor rechallenge at Day 60; complete and sustained cure of cancer      *Adjuvant = cytokine GMCSFReferences: J. Immunology, 2019 (202), 1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42): 5906.  (PDS0101)

 Phase 1 clinical trial: Powerful in-vivo CD8+ T-cell response resulted in regression of CIN cervical lesions & supported continued clinical studies  10    * When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.  Most patients infected with multiple strains of HPV  CIN lesion regression at 1-3 months    60%  20%  20%  Phase 1 trial results showed no serious or dose-limiting toxicities  Overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-b inducing killer T-cells vs. pre-treatment at day 14 led to rapid clearance of lesions*

   Versamune®-basedImmunotherapies*  Checkpoint Inhibitors  Traditional Cancer Vaccines  CAR-T  Induction of high levels of active CD8+ (killer) T-cells          Induction of high levels of CD4+ (helper) T-cells          Ability to overcome tumor immune suppression          Induction of long-term memory CD8+ T-cells          No dose limiting toxicities          Initial data suggests Versamune® possesses the key characteristics of a safe and effective immunotherapeutic treatment  *Reference: J. Immunology, 2019 (202), 1215; PDS0101 clinical trial report (CSR U10-02-11-001)  11

 PDS0101 Phase 2 Clinical Development

 Combinations of PDS0101 with FDA-approved standard of careFirst line treatment of recurrent/metastatic HPV-positive head and neck cancerCombination with Keytruda®Treatment of advanced localized cervical cancerCombination with chemoradiotherapy  13  Novel combinations of PDS0101 with promising, investigational immunotherapeutic agentsTreatment of advanced HPV-associated cancers (anal, cervical, vaginal, head and neck etc.)Triple combination with Bintrafusp-alpha (bi-functional checkpoint inhibitor - M7824) and NHS-IL12 (antibody conjugated immuno-cytokine)  Clinical strategy: Develop PDS0101 in combination with established therapies for rapid proof-of-concept and risk mitigation

 Phase 2 investigator-initiated clinical trial evaluating the combination of PDS0101, M7824 and NHS-IL12 in advanced HPV-associated cancer  14  Indication  Patients with advanced HPV-associated cancer who have failed prior treatment  Clinical Agents  Bintrafusp alfa (M7824): Bifunctional “trap” fusion protein (ORR ~30%)M9241 (NHS-IL12): Antibody-conjugated immuno-cytokinePDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ T-cells  Study goals  Group 1: Objective response rate (ORR) in checkpoint inhibitor (CPI) naïve patientsGroup 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)  Timing  Full enrollment of 45 patients triggered following achievement of objective response in ≥ 3 checkpoint inhibitor naive patientsTrial completion expected in Q1 2022  Trial Sponsor    Confirmation that PDS0101 enhances the therapeutic benefit of Bintrafusp alfa and M9241 may lead to expanded evaluation in several cancers with PDS0102, PDS0103 and PDS0104

 15  Bintrafusp alfa (bi-functional checkpoint inhibitor)+ M9241 (immuno-cytokine)  Tumor Regression: 8/16 (50%)T-cell Clones: 18  PDS0101 + Bintrafusp alfa + M9241  Tumor Regression: 13/17 (76%)T-cell Clones: 3  *Reference: Smalley Rumfield C, Pellom ST, Morillon II YM, et al; Journal for ImmunoTherapy of Cancer 2020; 8:e000612. doi: 10.1136/jitc-2020-000612  In a preclinical model, PDS0101 demonstrated enhanced ability to train tumor-specific T-cells to be effective in infiltrating and killing tumors   Red – CD8+ (killer) T-cellsGreen – CD4 + (helper) T-cells  T-cell clones per 25% of TCR repertoire (Average)  Combination of PDS0101 with M9241 or Bintrafusp alfa generated superior targeted T-cell response; triple combination demonstrated superior efficacy

 Relapsed or refractory advanced HPV-related cancer presents a high bar for evaluation and significant unmet medical needPatients who fail chemotherapy and/or radiation progress to checkpoint inhibitor therapy12-24% reported efficacy of standard of care checkpoint inhibitorsAn experimental immunotherapy (Bintrafusp alfa) has reported the highest ORR to date in advanced HPV-associated cancer patients who are checkpoint inhibitor naive of 30%Few treatment options exist for patients who have also failed checkpoint inhibitor therapy The experimental immunotherapy (Bintrafusp alfa) has demonstrated an ORR of 10% reported in advanced HPV-associated checkpoint inhibitor refractory cancer  PDS0101 phase 2 triple combination trial: evaluates observation of superior preclinical tumor regression in advanced HPV-related cancer  16  The most critical limitation of immunotherapy is the inability to induce large numbers of powerful tumor-attacking CD8+ (killer) T-cells within the body, that can result in tumor reduction or elimination in a significant number of advanced cancer patients  Strauss J, et al. J Immunother Cancer. 2020 Dec;8(2):e001395

 17  PDS Biotech-sponsored phase 2 trial evaluating the combination of PDS0101 and KEYTRUDA for first-line treatment of HPV-associated metastatic/recurrent head and neck cancer   Indication  First line treatment of patients with HPV-associated head and neck cancer whose cancer has spread or returned  Clinical Agents  KEYTRUDA (Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%)PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Objective response rate (ORR) and overall survival (OS)  Timing  Preliminary data – Q4 2021/Q1 2022, ORR in first 20 patients (efficacy in 7 of 38 required to enroll all 96 patients)  Trial Partner    Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

 18  A Phase 2, investigator-initiated clinical trial evaluating PDS0101 in combination with chemoradiation therapy in patients with advanced cervical cancer  Indication  Treatment of patients with locally advanced cervical cancer – Stages IB3-IVA  Clinical Agents  Chemoradiotherapy (CRT – Standard of Care): Cisplatin & radiation therapyPDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells  Study goals  Rate of regression in patients with primary tumor ≥5cm  Timing  Preliminary data – Q4 2021/Q1 2022 – Rate of complete response by PET-CT at 6 months and rate of tumor volume reduction by MRI at 30-40 days from start of treatment  Trial Sponsor    Safety and enhanced efficacy could lead to broad applications of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

 Studies are designed to demonstrate efficacy and broad applicability of PDS0101 and the Versamune® T-cell activating platform  19  Potential to enhance anti-cancer efficacy of various cancer treatments: Combinations with checkpoint inhibitors, chemotherapy and novel therapies may demonstrate Versamune®’s versatility.  Broad potential for additional partnerships: Successful phase 2 studies with PDS0101 and PDS0203 could enable a broad pipeline of Versamune®-based products containing various antigens.  Potential to treat all types of HPV-cancer: PDS0101 Phase 2 clinical studies address all types of HPV-associated cancers.  Potential applications beyond oncology: PDS0203 COVID-19 phase 1/2 trials may demonstrate protection and induce durable T-cell responses against conserved regions of mutating viruses.

 PDS0203 Phase 1/2 Clinical Development

 Mt. Sinai data shows Versamune® promotes induction of neutralizing antibodies with lowest doses of SARS-CoV-2 antigen1  21  1Reference: Sun et al. 2020. Vaccines Volume 8, Issue 42Reference: Data on file  PDS Biotech generated data shows induction of SARS-CoV-2 specific CD8+ T-cells with Versamune®2  Preclinical studies show powerful induction of long-lasting polyfunctional CD8+ and CD4+ anti-SARS-CoV-2 T-cells  Developing a Versamune®-based COVID-19 vaccine candidate with the goal of promoting CD8+ T-cell responses and neutralizing antibodies

 Development of PDS0203 may offer potential advantages as a second generation COVID-19 vaccine  May be effective against multiple COVID-19 variantsDemonstrated induction of killer CD8+ and helper CD4+ T cells that can target less variable regions of the SARS-CoV-19 virus and may be effective against currently circulating variants.May grant long-lasting immunityDemonstrated induction of long-lasting, virus-specific memory T-cells necessary for longer term protection.High potential for safetyPDS0203 is a subunit vaccine, and does not require the use of attenuated viruses, traditional adjuvants, DNA or RNA. Versamune®-based vaccines have shown no serious or dose limiting reactions.   22

 Looking Forward

 24  Approximately 43,000 patients are diagnosed with HPV-associated cancers annually in the USIncidence rate is growing despite increased use of HPV preventative vaccinesSignificant unmet medical need across the spectrum of HPV-associated cancerExisting immunotherapies cost $120,000+ annually per patient2  1Markowitz et al. 2016. Centers for Disease Control and Prevention. 2018.2Hernandez et al. 2018. American Journal of Managed Care Volume 24, Issue 2; Company Research  Females (24,391)  Males (18,280)  US annual HPV-associated cancer incidence1  PDS0101 is designed to treat cancers caused by human papillomavirus (HPV)

 Consortium has received a commitment of up to ~US$60 million from MCTI, Brazil to support phase 1-3 clinical development and manufacturing scale-upPhase 1/2 study anticipated to start in Q2/Q3 of 2021 pending approval from Anvisa, Brazilian regulatory agencyPending results, PDS0203 could be commercially available in Brazil in 2023Initial target market – Latin America ~ 650 million people (Brazil ~213 million people)1Based on public information, COVID-19 vaccine prices range from $20-74 for a two-dose regimen2  PDS0203 may offer another option to address the COVID-19 global health crisis   1The World Population Review. 2021.2Comparing COVID-19 Vaccines: Timelines, Types and Prices, BioSpace, 2/8/21; Company Research  25

 Projected milestones through 2022*  *Based on current enrollment and forecast modeling as of April 2021. Subject to change.**Consortium funding provided by MCTI, Brazil  4Q22  3Q22  2Q22  1Q22  4Q21  3Q21  2Q21  1Q21  Preliminary efficacy Data from advanced HPV-associated cancer trial (NCI)  Interim Data from HPV-associated Cancer trial (NCI) expected  Preliminary Data from ImmunoCerv combo trial (MD Anderson) expected  Potential interim data from VERSATILE-002 (Keytruda combo)  Initiation of Phase 1/2 COVID clinical trial of PDS0203  Initiation of Phase 3 COVID clinical trial of PDS0203  Efficacy data from Phase 3 COVID clinical trial of PDS0203            Completion of HPV-associated cancer trial (NCI)    PDS0101  PDS0203**    26    PDS Biotech Funded Clinical Trials  Partner Co-Funded Clinical Trials

 Versamune® has demonstrated the potential for immunological compatibility with a wide array of tumor and pathogenic antigens  Reference: Clin Cancer Res. 2009 Sep 1;15(17):5323-37. doi: 10.1158/1078-0432.CCR-09-0737  Versamune®’s unique flexibility means it may work well with a wide range of identified tumor and infectious disease antigensToday, 4 tumor antigens are being utilized with the Versamune® platform, more than 75 tumor antigens have been identified in oncologyToday, 3 infectious disease antigens are being developed with the Versamune® platform, more than 12 infectious disease antigens have been identified as potential targetsProof of concept data from ongoing clinical trials will trigger development activities for Versamune®-based products through partnerships and licensing  27

 Rapid commercialization strategy  28  Promising early data in both oncology and infectious disease: Early clinical data and preclinical data suggest potential efficacy, safety and versatility of the Versamune® platformNear-term milestones: PDS0101 preliminary efficacy data anticipated in Q2 2021 and PDS0203 safety and immunogenicity data projected in Q4 2021/Q1 2022Validation of approach: All three on-going phase 2 clinical trials supported and partnered with leading and top-tier institutions in the field of cancer and immuno-oncologyCommercialization path: Anticipated commercialization of PDS0203 in Brazil in 2023 and clinical studies demonstrating enhancement of FDA-approved anti-cancer products may offer rapid path to marketRapid adoption strategy: Evaluation of PDS0101 in combination with standard of care in multiple HPV-associated cancers    Potential Advantages and Differentiators